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                                                                  EXHIBIT 10(i)
                        BECTON, DICKINSON AND COMPANY

                             1990 STOCK OPTION PLAN

                    AS AMENDED AND RESTATED FEBRUARY 8, 1994

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SECTION 1.  PURPOSE


    The purpose of this Stock Option Plan is to provide an additional incentive to key employees of Becton, Dickinson and Company and its subsidiaries, and to aid in attracting and retaining employees of outstanding ability.


SECTION 2.  DEFINITIONS

    Unless the context clearly indicates otherwise, the following terms, when used in this Stock Option Plan, shall have the meanings set forth in this
Section 2.

    (a) "Board" shall mean the Board of Directors of Becton, Dickinson and Company.

    (b) "Change of Control". A change in control of the Company shall be deemed to have occurred if, over the initial opposition of the then incumbent Board (whether or not such Board ultimately acquiesces therein), (i) any person or group of persons shall acquire, directly or indirectly, stock of the Company having at least 25% of the combined voting power of the Company's then outstanding securities, or (ii) any shareholder or group of shareholders shall elect a majority of the members of the Board.

    (c) "Code" shall mean the Internal Revenue Code of 1986 as it may be amended from time to time.

    (d) "Committee" shall mean the Compensation and Benefits Committee of the Board or such other committee as may be designated by the Board. The Committee shall consist of three or more members of the Board who are not eligible to participate in the Plan and who, within one year prior to their appointment, have not been eligible to participate in the Plan.

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    (e)  "Company" shall mean Becton, Dickinson and Company.

    (f) "Date of Exercise" shall mean the earlier of the date on which written notice of exercise, together with payment in full, is received at the office of the Secretary of the Company or the date on which such notice and payment are mailed to the Secretary of the Company at its principal office by certified or registered mail.

    (g) "Employee" shall mean any employee, including any officer, of the Company or any of its Subsidiaries.

    (h) "Fair Market Value" shall mean for any day the mean of the highest and lowest selling prices of the Stock as reported on the Composite Tape for securities traded on the New York Stock Exchange.

    (i)  "Grantee" shall mean an Employee granted a Stock Option.

    (j) "Granting Date" shall mean the date on which the Committee authorizes the issuance of a Stock Option for a specified number of shares of Stock to a specified Employee.

    (k) "Plan" shall mean the Becton, Dickinson and Company 1990 Stock Option Plan as set forth herein and amended from time to time.

    (l) "Stock" shall mean the Common Stock, par value $1.00 per share, of the Company.

    (m) "Stock Appreciation Right" shall mean a right granted pursuant to the Plan to receive Stock, cash, or a combination thereof, upon the surrender of the right to purchase all or part of the shares of Stock covered by a Stock Option.

    (n) "Stock Option" shall mean an Incentive or Unqualified Stock Option granted pursuant to the Plan to purchase shares of Stock.

    (o)  "Subsidiary" shall mean any subsidiary corporation as defined in
         Section 425 of the Code.

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SECTION 3.  SHARES OF STOCK SUBJECT TO THE PLAN

    Subject to adjustment pursuant to Section 9, 2,000,000 shares of Stock shall be reserved for issuance upon the exercise of Stock Options granted pursuant to this Plan. Shares delivered under the Plan may be authorized and unissued shares or issued shares held by the Company in its treasury. If any Stock Options expire or terminate without having been exercised, the shares of Stock covered by such Stock Options shall become available again for the grant of Stock Options hereunder. Similarly, if any Stock Options are surrendered for cash pursuant to the provisions of Section 7, the shares of Stock covered by such Stock Options shall also become available again for the grant of Stock Options hereunder. Shares of Stock covered by Stock Options surrendered for Stock pursuant to Section 7, however, shall not become available again for the grant of Stock Options hereunder.


SECTION 4.  ADMINISTRATION OF THE PLAN

    The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of Stock Option grants, and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or related to this Plan shall be determined unilaterally by and at the sole discretion of the Committee.


SECTION 5.  GRANTING OF STOCK OPTIONS

    (a) Only key Employees of the Company shall be eligible to receive Stock Options under the Plan. Directors of the Company who are not also Employees shall not be eligible for Stock Options.

    (b) The purchase price of each share of Stock subject to an Incentive Stock Option shall be 100% of the Fair Market Value of a share of the Stock on the Granting Date.

    (c) The purchase price of each share of Stock subject to an Unqualified Stock Option shall be 100% of the Fair Market Value of a share of the Stock on the Granting Date, or such other price either less than or greater than the Fair Market Value as the
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         Committee shall determine appropriate to the purpose of the Plan and to the Company's total compensation program.

    (d) The Committee shall determine and designate from time to time those key Employees who are to be granted Stock Options and whether the particular Stock Options are to be Incentive Stock Options or Unqualified Stock Options, and shall also specify the number of shares covered by and the exercise price per share of each Stock Option.

    (e) The aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all such plans of the individual's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

    (f) A Stock Option shall be exercisable during such period or periods and in such installments as shall be fixed by the Committee at the time the option is granted; but each Stock Option shall expire not later than ten years from the Granting Date.

    (g) Each Stock Option shall provide by its terms that it is not transferable otherwise than by will or the laws of descent and distribution and is exercisable, during the Grantee's lifetime, only by the Grantee.

    (h) Stock Options may be granted to an Employee who has previously received Stock Options or other options whether such prior Stock Options or other options are still outstanding, have previously been exercised or surrendered in whole or in part, or are canceled in connection with the issuance of new Stock Options.


SECTION 6.  EXERCISE OF STOCK OPTIONS

    (a) Except as provided in Section 8, no Stock Option may be exercised at any time unless the Grantee is an employee of the Company or a subsidiary on the Date of Exercise.

    (b) The Grantee shall pay the option price in full on the Date of Exercise of a Stock Option in cash, by check, or by delivery of full shares of Stock of the Company, duly endorsed for transfer to the Company with

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         signature guaranteed, or by any combination thereof.  Stock will be accepted at its Fair Market Value on the Date of Exercise.


SECTION 7.  STOCK APPRECIATION RIGHTS

    (a) The Committee may grant Stock Appreciation Rights in connection with any Stock Option.

    (b) Stock Appreciation Rights shall be exercisable at such times and to the extent that the related Stock Option shall be exercisable, unless the Committee specifies a more restrictive period.

    (c) Upon the exercise of a Stock Appreciation Right, the Grantee shall surrender the related Stock Option or a portion thereof and shall be entitled to receive payment of an amount determined by multiplying the number of shares as to which option rights are surrendered by the difference obtained by subtracting the exercise price per share of the related Stock Option from the Fair Market Value of a share of Stock on the Date of Exercise of the Stock Appreciation Right.

    (d) Payment of the amount determined under Section 7(c) shall be made in Stock, in cash, or partly in cash and partly in Stock as the Committee shall determine in its sole discretion.

    (e) Except as provided in Section 10(b), the exercise of a Stock Appreciation Right for cash may be made only during the period beginning on the third business day following the release of quarterly or annual financial data and ending on the twelfth business day following such date.


SECTION 8.  TERMINATION OF EMPLOYMENT

    If a Grantee ceases to be an Employee, then:

              (a) if termination of employment is voluntary or involuntary without cause, the Grantee may exercise each Stock Option held by him within three months after such termination (but not after the expiration date of the option) to the extent of the number of shares subject to the option which are purchasable pursuant to its terms at the date of termination;

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    (b)  if termination is for cause, all Stock Options held by the Grantee shall be canceled as of the date of termination;

    (c) if termination is by reason of retirement at a time when the Grantee is entitled to the current receipt of benefits under any retirement plan maintained by the Company or any Subsidiary or by reason of disability, each Stock Option held by the Grantee shall remain in full force and effect in accordance with its terms, subject to the provisions of
         Section 8(d);

    (d) if termination is by reason of the death of the Grantee, or if the Grantee dies after retirement or disability as referred to in Section 8(c), each Stock Option held by the Grantee may be exercised by the Grantee's estate, or by any person who acquires the right to exercise the option by reason of the Grantee's death, at any time within a period of one year after death (but not after the expiration date of the option) to the extent of the total number of shares subject to option, irrespective of the number which would have otherwise been purchasable pursuant to the terms of the option at the date of death; or

    (e) if the Grantee should die within three months after voluntary termination of employment or involuntary termination without cause, as contemplated in Section 8(a), each Stock Option held by the Grantee may be exercised by the Grantee's estate, or by any person who acquires the right to exercise by reason of the Grantee's death, at any time within a period of one year after death (but not after the expiration date of the option) to the extent of the number of shares subject to the option which were purchasable pursuant to its terms at the date of termination.


SECTION 9.  ADJUSTMENTS

    There shall be proportionate adjustments of the aggregate number of shares available under the Plan, the number of shares subject to each outstanding Stock Option and Stock Appreciation Right and the option prices in the event of an increase in the number of issued shares of Stock by reason of any stock dividend, stock split-up, or other issuance of shares without consideration.

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    No exercise of conversion rights with respect to the shares of the Company's
Series B ESOP Convertible Preferred Stock shall call for any adjustment under this Section 9.


SECTION 10.  TENDER OFFER; CHANGE IN CONTROL

    (a) A Stock Option shall become immediately exercisable to the extent of the total number of shares subject to the option in the event of (i) a tender offer by a person or persons other than the Company for all or any part of the outstanding Stock if, upon consummation of the purchases contemplated, the offeror or offerors would own, beneficially or of record, an aggregate of more than 25% of the outstanding Stock, or (ii) a Change in Control of the Company.

    (b) The Committee may authorize the payment of cash upon the exercise of a Stock Appreciation Right during a period (i) beginning on the date on which a tender offer as described in (a), above, is first published or sent or given to holders of Stock and ending on the date which is seven days after its termination or expiration, or (ii) beginning on the date on which a Change in Control of the Company occurs and ending on the twelfth business day following such date.


SECTION 11.  GENERAL PROVISIONS

    (a) Each Stock Option shall be evidenced by a written instrument containing such terms and conditions, not inconsistent with this Plan, as the Committee shall approve.

    (b) The granting of a Stock Option in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or such Subsidiary to terminate an Employee's employment at any time.

    (c) Notwithstanding any other provision of the Plan, the Company shall not be required to issue or deliver any certificate or certificates for shares of Stock under the Plan prior to fulfillment of all of the following conditions:

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     (i)      The listing, or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange;

     (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee may, in its discretion upon the advice of counsel, deem necessary or advisable; and

     (iii) The obtaining of any other consent, approval or permit from any state or federal governmental agency which the Committee may, in its discretion upon the advice of counsel, determine to be necessary or advisable.

    (d) The Company shall have the right to deduct from any payment or distribution under the Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary to satisfy all obligations for the payment of such taxes. In case distributions are made in shares of Stock, the Company shall have the right to retain the value of sufficient shares to equal the amount of tax to be withheld for such distributions or require a recipient to pay the Company for any such taxes required to be withheld on such terms and conditions prescribed by the Committee.


SECTION 12.  AMENDMENT AND TERMINATION

    (a) The Plan shall terminate on November 26, 2000 and no Stock Option shall be granted hereunder after that date, provided that the Board may terminate the Plan at any time prior thereto.

    (b) The Board may amend the Plan at any time without notice; provided however, that the Board may not, without prior approval by the shareholders, (i) increase the maximum number of shares for which options may be granted (except as contemplated by the provisions of Section 9), (ii) change the purchase price of options, (iii) withdraw the administration of the Plan from a committee of directors of the Company who are not eligible to receive options, or (iv) materially increase the benefits accruing to Grantees.

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    (c)  No termination or amendment of the Plan may, without the consent of a
         Grantee to whom a Stock Option shall theretofore have been granted, adversely affect the rights of such Grantee under such Stock Option.


SECTION 13.  EFFECTIVE DATE AND SHAREHOLDERS' APPROVAL

    The Plan shall become effective November 27, 1990 upon its approval by the Board, subject to approval or ratification by a majority of the votes cast by the holders of shares entitled to vote thereon at the next Annual Meeting of Shareholders of the Company or any adjournment or postponement thereof. The Committee may grant Stock Options, the exercise of which shall be expressly subject to the condition that the Plan shall have been approved or ratified by the shareholders of the Company.

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